                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): May 16, 2002


                               U.S. CONCRETE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    000-26025               76-0588680
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)

2925 Briarpark, Suite 500, Houston, Texas                       77042
(Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (713) 499-6200

                         ------------------------------

Item 4. Changes in Registrant's Certifying Accountant.

         On May 16, 2002, the Board of Directors of U.S. Concrete, Inc. (the "Company") appointed PricewaterhouseCoopers LLP to serve as the Company's independent auditors for 2002, replacing Arthur Andersen LLP. Arthur Andersen was dismissed on the same date after serving as the Company's independent auditors since 1998. The appointment of PricewaterhouseCoopers was made at the recommendation of the Audit Committee of the Board of Directors after an extensive evaluation process conducted by the Audit Committee and Company management.

         Arthur Andersen's reports on the Company's consolidated financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. A letter from Arthur Andersen is attached to this current report on Form 8-K as Exhibit 16.1.

         During the Company's two most recent fiscal years and the period from January 1, 2002 through May 16, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with Arthur Andersen's reports on the Company's consolidated financial statements for those years; and during such period there were no "reportable events" of the kind listed in Item 304(a)(1)(v) of Regulation S-K.

         During the Company's two most recent fiscal years and through the date of this current report on Form 8-K, the Company did not consult
PricewaterhouseCoopers with respect to any of the matters or events set forth in
Item 304(a)(2)(i) and (ii) of Regulation S-K.

         A copy of the Company's press release regarding its change in accountants is attached to this current report on Form 8-K as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

         (c)      Exhibits.

Exhibit Number      Description
--------------      -----------
   16.1             Letter of Arthur Andersen LLP dated May 20, 2002.
   99.1             Press Release dated May 20, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      U.S. CONCRETE, INC.




Date: May 20, 2002                    By:  /s/ Michael W. Harlan
                                           ------------------------------------
                                               Michael W. Harlan
                                               Senior Vice President and
                                               Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number      Description
--------------      -----------
   16.1             Letter of Arthur Andersen LLP dated May 20, 2002.
   99.1             Press Release dated May 20, 2002.